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                                                                    EXHIBIT (24)

                               POWER OF ATTORNEY

     The undersigned, being officers and trustees of each of the Van Kampen American Capital Open-End Trusts (individually, a "Trust") as indicated on
Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust except for the Van Kampen American Capital Pennsylvania Tax Free Income Fund being a Pennsylvania business trust, and being officers and directors of the Morgan Stanley Fund, Inc. (the "Corporation"), a Maryland Corporation, do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: April 28, 1998

                      SIGNATURE                                          TITLE
                      ---------                                          -----
               /s/ DENNIS J. MCDONNELL                 President and Trustee/Director
-----------------------------------------------------
                 Dennis J. McDonnell

               /s/ EDWARD C. WOOD III                  Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III

                /s/ J. MILES BRANAGAN                  Trustee/Director
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI
-----------------------------------------------------  Trustee/Director
                 Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY                  Trustee/Director
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY                   Trustee/Director
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON                    Trustee/Director
-----------------------------------------------------
                   Jack E. Nelson

               /s/ DON G. POWELL
-----------------------------------------------------  Trustee/Director
                  Don G. Powell

                 /s/ PHILLIP ROONEY                    Trustee/Director
-----------------------------------------------------
                   Phillip Rooney

              /s/ FERNANDO SISTO, SC.D.                Trustee/Director
-----------------------------------------------------
                Fernando Sisto, Sc.D.

                 /s/ WAYNE W. WHALEN                   Trustee/Director and Chairman
-----------------------------------------------------
                   Wayne W. Whalen

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                                   SCHEDULE 1

VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST
VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST
VAN KAMPEN AMERICAN CAPITAL TRUST
VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST
VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND
VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND
VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND
VAN KAMPEN AMERICAN CAPITAL EMERGING GROWTH FUND
VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND
VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND
VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND
VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND
VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND
VAN KAMPEN AMERICAN CAPITAL HARBOR FUND
VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
VAN KAMPEN AMERICAN CAPITAL PACE FUND
VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND
VAN KAMPEN AMERICAN CAPITAL RESERVE FUND
VAN KAMPEN AMERICAN CAPITAL SMALL CAPITALIZATION FUND
VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST
VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST
VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND